MUNIHOLDINGS
                                                                  INSURED
                                                                  FUND III, INC.

                                [GRAPHIC OMITED]

                                                       STRATEGIC
                                                                  Performance

                                                                  Annual Report
                                                                  April 30, 2000

                       MUNIHOLDINGS INSURED FUND III, INC.

The Benefits and Risks of Leveraging

MuniHoldings Insured Fund III, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                             MuniHoldings Insured Fund III, Inc., April 30, 2000

DEAR SHAREHOLDER

Since inception (May 28, 1999) through April 30, 2000, the Common Stock of MuniHoldings Insured Fund III, Inc. earned $0.786 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 6.69%, based on a month-end per share net asset value of $12.65. Over the same period, the total investment return on the Fund's Common Stock was -10.51%, based on a change in per share net asset value from $15.00 to $12.65, and assuming reinvestment of $0.717 per share income dividends.

For the six-month period ended April 30, 2000, the Fund's Auction Market Preferred Stock had an average yield of 3.94%.

The Municipal Market Environment

Since October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities, and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

During the six-month period ended April 30, 2000, we continued our investment strategy of seeking to enhance the level of tax-exempt income and to decrease the price volatility of the Fund. We focused on purchasing premium couponed issues in the 11-year-20-year maturity range and the sale of long duration bonds. Because of the steepness in the municipal bond market yield curve, these issues represented 90%-95% of the yield available on the long end of the curve. This maturity sector also provided for greater protection from any volatility the market has experienced recently. We were prevented from fully reducing the Fund's duration because of a scarcity of new issues coming to market that could be defensively structured.

The Fund's cost of borrowing increased somewhat in recent months as short-term tax-exempt interest rates rose along with the adjustment evident in the taxable market. Long-term tax-exempt interest rates have actually declined modestly, causing the municipal yield curve to flatten. While this flattening has reduced the incremental yield enhancement resulting from leveraging the Fund's Common Stock, it is important to note that in contrast to the inverted shape of the US Treasury yield curve, the municipal yield curve remained positively sloped. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we expect to maintain our fully invested position in order to seek to enhance shareholder income. Because tax-exempt bond yields are expected to remain in a narrow range, we do not anticipate making any consequential changes to the Fund, and we expect to continue to maintain our present investment strategy. If either the US economy or equity markets display any major weakness, we may adopt a more positive stance in order to enhance portfolio appreciation.

In Conclusion

We appreciate your ongoing interest in MuniHoldings Insured Fund III, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

May 25, 2000


                                      2 & 3

                             MuniHoldings Insured Fund III, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)


                      S&P    Moody's       Face
STATE               Ratings  Ratings      Amount    Issue                                                                    Value
====================================================================================================================================
Alaska--2.0%           AAA     Aaa      $  2,995    Alaska, Energy Authority, Power Revenue
                                                    Refunding Bonds (Bradley Lake), 4th Series,
                                                    6% due 7/01/2020 (c)                                                    $3,087
====================================================================================================================================
Arizona--0.7%                                       Coconino County, Arizona, Pollution Control
                                                    Corporation Revenue Bonds, VRDN, AMT,
                                                    Series A (e):
                       A1      P1            400      (Arizona Public Service Co.--Navajo Project), 5.05%
                                                      due 10/01/2029                                                           400
                       A1+     P1            600      (Arizona Public Service Co.), 6.10% due 12/01/2031                       600
====================================================================================================================================
California--10.3%      AA-     Aa3         1,500    California State, GO, Refunding, 5.50% due 3/01/2018                     1,475
                       A+      Aa3         4,000    Los Angeles, California, Department of Water and Power,
                                                    Electric Plant Revenue Refunding Bonds, 6% due 2/15/2028                 4,005
                       AAA     Aaa         3,000    Port Oakland, California, Revenue Bonds, AMT, Series K, 5.75%
                                                    due 11/01/2021 (b)                                                       2,964
                       AAA     NR*         4,000    San Bernardino County, California, COP, Refunding (Medical
                                                    Center Financing Project), 5.50% due 8/01/2019 (d)                       3,862
                       AAA     Aaa         4,000    San Francisco, California, City and County Airport Commission,
                                                    International Airport Revenue Bonds, Second Series, Issue
                                                    15B, 5% due 5/01/2024 (d)                                                3,508
====================================================================================================================================
Colorado--3.8%         NR*     Aa2         3,000    Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                                    Senior Series A-2, 7.50% due 4/01/2031                                   3,323
                       NR*     Aaa         2,000    Colorado Health Facilities Authority, Hospital Revenue Refunding
                                                    Bonds (Poudre Valley Health Care), Series A, 5.75% due
                                                    12/01/2023 (c)                                                           1,952
                       A1      NR*           600    Pitkin County, Colorado, IDR, Refunding (Aspen Skiing Company
                                                    Project), VRDN, AMT, Series B, 5.95% due 4/01/2014 (e)                     600
====================================================================================================================================
Delaware--2.1%         AAA     Aaa         3,430    Delaware State Housing Authority, S/F Mortgage Revenue Refunding
                                                    Bonds, AMT, Senior Series A-1, 5.55% due 7/01/2019 (a)                   3,234
====================================================================================================================================
District of Columbia-- AAA     Aaa         8,000    District of Columbia, GO, Refunding, Series A, 5.25% due
4.6%                                                6/01/2027 (d)                                                            7,081
====================================================================================================================================
Florida--2.1%          AAA     Aaa         3,000    Miami-Dade County, Florida, Expressway Authority, Toll System
                                                    Revenue Bonds, 6.375% due 7/01/2029 (b)                                  3,168
====================================================================================================================================
Illinois--14.4%        AAA     Aaa         8,485    Chicago, Illinois, GO, Project and Refunding, Series A, 5.125%
                                                    due 1/01/2029 (b)                                                        7,330
                       AAA     Aaa         4,000    Chicago, Illinois, GO, Refunding, Series A-2, 6.25% due
                                                    1/01/2014 (a)                                                            4,277
                       AAA     Aaa         7,500    Illinois State, GO, 5.375% due 6/01/2024 (b)                             6,978
                       AAA     Aaa         4,000    Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                    State Tax Revenue Refunding Bonds (McCormick Place Expansion
                                                    Project), Series A, 5.25% due 6/15/2027 (a)                              3,564
====================================================================================================================================
Indiana--2.0%          AAA     Aaa         3,500    Indiana Health Facilities Financing Authority, Hospital Revenue
                                                    Refunding Bonds (Sisters of Saint Francis Health), Series A,
                                                    5.375% due 11/01/2027 (d)                                                3,128
====================================================================================================================================
Michigan--1.4%         A1+     VMIG1+      2,200    University of Michigan, University Revenue Bonds (Medical Service
                                                    Plan), VRDN, Series A, 5.85% due 12/01/2027 (e)                          2,200
====================================================================================================================================
Minnesota--5.3%        AAA     Aaa         4,250    Minneapolis, Minnesota, Special School District Number 001, COP,
                                                    Series A, 5.90% due 2/01/2017 (d)                                        4,294
                       A       A2          4,000    Minnesota Agriculture and Economic Development Board Revenue
                                                    Bonds (Fairview Health Care System), Series A, 6.375%
                                                    due 11/15/2022                                                           3,884
====================================================================================================================================
Nevada--2.7%           AAA     Aaa         3,000    Clark County, Nevada, Airport Revenue Bonds, Sub-Lien, Series A,
                                                    6% due 7/01/2029 (d)                                                     3,012
                       A1+     P1          1,200    Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                    Pacific Power Company Project), VRDN, AMT, 6.30%
                                                    due 12/01/2020 (e)                                                       1,200
====================================================================================================================================
New Jersey--0.6%       NR*     Aaa         1,000    Lafayette Yard, New Jersey, Community Development Revenue Bonds
                                                    (Hotel/Conference Center Project--Trenton), 5.625%
                                                    due 4/01/2021 (d)                                                          977
====================================================================================================================================
New York--14.5%        AAA     Aaa         2,000    Metropolitan Transportation Authority, New York,
                                                    Commuter Facilities Revenue Bonds, Series A, 6% due 7/01/2016 (b)        2,050
                       AAA     Aaa        10,000    Metropolitan Transportation Authority, New York, Dedicated Tax
                                                    Fund Revenue Bonds, Series A, 5% due 4/01/2029 (c)                       8,573
                       AA      Aa3         5,000    New York City, New York, City Transitional Finance Authority
                                                    Revenue Bonds, Future Tax Secured, Series A, 6% due 8/15/2029            5,024
                                                    New York State Dormitory Authority, Revenue Refunding Bonds:
                       AAA     Aaa         2,000      (City University), Third Generation Resources, Series 2, 5%
                                                      due 7/01/2023 (a)                                                      1,740
                       AAA     Aaa         5,000      (State University Educational Facilities), 5.75% due
                                                      5/15/2024 (b)                                                          4,910
====================================================================================================================================
Texas--15.3%           AAA     Aaa         4,205    Coastal Water Authority, Texas, Contract Revenue Refunding Bonds
                                                    (City of Houston Projects), 5% due 12/15/2025 (c)                        3,628
                       BBB-    Baa1        3,200    Dallas-Fort Worth, Texas, International Airport Facilities,
                                                    Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                                    AMT, 6.375% due 5/01/2035                                                3,040
                       AAA     Aaa         8,000    Houston, Texas, Water and Sewer System Revenue Bonds, Junior
                                                    Lien, Series C, 5.375% due 12/01/2027 (b)                                7,310
                       AAA     Aaa         5,000    Keller, Texas, Independent School District, GO, Refunding, 5%
                                                    due 8/15/2030                                                            4,256
                       AAA     Aaa         6,000    Matagorda County, Texas, Navigation District Number 1, Revenue
                                                    Refunding Bonds (Reliant Energy Inc.), Series A, 5.25%
                                                    due 6/01/2026 (a)                                                        5,374
====================================================================================================================================
Utah--3.0%             AAA     Aaa         4,850    Utah Water Finance Agency Revenue Bonds (Pooled Loan Financing
                                                    Program), Series A, 5.50% due 10/01/2029 (a)                             4,523
====================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniHoldings Insured Fund III, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDR    Industrial Development Revenue Bonds
RIB    Residual Interest Bonds
S/F    Single-Family
VRDN   Variable Rate Demand Notes


                                     4 & 5

                             MuniHoldings Insured Fund III, Inc., April 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)


                      S&P    Moody's       Face
STATE               Ratings  Ratings      Amount    Issue                                                                    Value
====================================================================================================================================
Washington--11.4%      AAA     NR*      $  7,500    King County, Washington, GO, Refunding, RIB, Series 47, 5.065%
                                                    due 1/01/2034 (d)(f)                                                    $5,801
                                                    King County, Washington, Sewer Revenue Bonds (b):
                       AAA     Aaa         2,000       5.25% due 1/01/2026                                                   1,790
                       AAA     Aaa         5,970       5.25% due 1/01/2030                                                   5,300
                       AAA     Aaa         5,000    Washington State Health Care Facilities Authority, Revenue Refunding
                                                    Bonds (Providence Services), 5.375% due 12/01/2019 (d)                   4,610
====================================================================================================================================
Wyoming--2.0%          AAA     Aaa         3,500    Central Wyoming Regional Water System, Joint Powers Board Revenue
                                                    Refunding Bonds, 5.25% due 6/01/2030 (c)                                 3,114
====================================================================================================================================
                       Total Investments (Cost--$156,212)--98.2%                                                           151,146

                       Other Assets Less Liabilities--1.8%                                                                   2,834
                                                                                                                          --------
                       Net Assets--100.0%                                                                                 $153,980
                                                                                                                          ========
====================================================================================================================================

(a) AMBAC Insured.
(b) FGIC Insured.
(c) FSA Insured.
(d) MBIA Insured.
(e) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of April 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ................................................                81.4%
AA/Aa ..................................................                 9.0
A/A ....................................................                 2.5
BBB/Baa ................................................                 2.0
Other* .................................................                 3.3
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

As of April 30, 2000
==================================================================================================================================
Assets:             Investments, at value (identified cost--$156,212,093) .......................                    $ 151,145,565
                    Cash ........................................................................                           65,859
                    Receivables:
                         Securities sold ........................................................   $   4,063,797
                         Interest ...............................................................       2,904,591        6,968,388
                                                                                                    -------------
                    Prepaid expenses ............................................................                           10,780
                                                                                                                     -------------
                    Total assets ................................................................                      158,190,592
                                                                                                                     -------------
==================================================================================================================================
Liabilities:        Payables:
                         Securities purchased ...................................................       3,872,440
                         Dividends to shareholders ..............................................         132,201
                         Offering costs .........................................................          58,172
                         Investment adviser .....................................................          39,512        4,102,325
                                                                                                    -------------
                    Accrued expenses ............................................................                          108,307
                                                                                                                     -------------
                    Total liabilities ...........................................................                        4,210,632
                                                                                                                     -------------

==================================================================================================================================
Net Assets:         Net assets ..................................................................                    $ 153,979,960
                                                                                                                     =============
==================================================================================================================================
Capital:            Capital Stock (200,000,000 shares authorized):
                         Preferred Stock, par value $.10 per share (2,714 shares of AMPS* issued
                         and outstanding at $25,000 per share liquidation preference)............                      $67,850,000
                         Common Stock, par value $.10 per share (6,806,667 shares issued and
                         outstanding)............................................................       $ 680,667
                    Paid-in capital in excess of par ............................................     100,535,260
                    Undistributed investment income--net ........................................         554,586
                    Accumulated realized capital losses on investments--net .....................     (10,574,025)
                    Unrealized depreciation on investments--net .................................      (5,066,528)
                                                                                                    -------------
                    Total--Equivalent to $12.65 net asset value per share of Common Stock
                    (market price--$11.50) ......................................................                       86,129,960
                                                                                                                     -------------
                    Total capital ...............................................................                    $ 153,979,960
                                                                                                                     =============
==================================================================================================================================

*     Auction Market Preferred Stock.

See Notes to Financial Statements.


                                     6 & 7

                             MuniHoldings Insured Fund III, Inc., April 30, 2000

STATEMENT OF OPERATIONS

                       For the Period May 28, 1999+ to April 30, 2000
===================================================================================================================================
Investment             Interest and amortization of premium and discount earned ....................                  $   8,137,732
Income:
===================================================================================================================================
Expenses:              Investment advisory fees ....................................................  $     778,334
                       Commission fees .............................................................        148,999
                       Accounting services .........................................................         75,868
                       Professional fees ...........................................................         37,354
                       Directors' fees and expenses ................................................         25,486
                       Transfer agent fees .........................................................         22,362
                       Listing fees ................................................................         14,561
                       Printing and shareholder reports ............................................         10,392
                       Custodian fees ..............................................................          9,702
                       Pricing fees ................................................................          4,546
                       Other .......................................................................          7,091
                                                                                                      -------------
                       Total expenses before reimbursement .........................................      1,134,695
                       Reimbursement of expenses ...................................................       (582,523)
                                                                                                      -------------
                       Total expenses after reimbursement ..........................................                        552,172
                                                                                                                      -------------
                       Investment income--net ......................................................                      7,585,560
                                                                                                                      -------------
===================================================================================================================================
Realized &             Realized loss on investments--net ...........................................                    (10,574,025)
Unrealized Loss        Unrealized depreciation on investments--net .................................                     (5,066,528)
On Investments--Net:                                                                                                  -------------
                       Net Decrease in Net Assets Resulting from Operations ........................                  $  (8,054,993)
                                                                                                                      =============
===================================================================================================================================

+ Commencement of operations.
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                     For the Period
                                                                                                                   May 28, 1999+ to
                       Increase (Decrease) in Net Assets:                                                            April 30, 2000
===================================================================================================================================
Operations:            Investment income--net ......................................................                  $   7,585,560
                       Realized loss on investments--net ...........................................                    (10,574,025)
                       Unrealized depreciation on investments--net .................................                     (5,066,528)
                                                                                                                      -------------
                       Net decrease in net assets resulting from operations ........................                     (8,054,993)
                                                                                                                      -------------
===================================================================================================================================
Dividends to           Investment income--net:
Shareholders:               Common Stock ...........................................................                     (4,880,509)
                            Preferred Stock ........................................................                     (2,150,465)
                                                                                                                      -------------
                       Net decrease in net assets resulting from dividends to shareholders .........                     (7,030,974)
                                                                                                                      -------------
===================================================================================================================================
Capital Stock          Proceeds from issuance of Common Stock.......................................                    102,000,000
Transactions:          Proceeds from issuance of Preferred Stock....................................                     67,850,000
                       Offering costs resulting from the issuance of Common Stock...................                       (219,940)
                       Offering and underwriting costs resulting from the issuance of Preferred Stock                      (664,138)
                                                                                                                      -------------
                       Net increase in net assets derived from capital stock transactions ..........                    168,965,922
                                                                                                                      -------------

===================================================================================================================================
Net Assets:             Total increase in net assets ...............................................                    153,879,955
                        Beginning of period ........................................................                        100,005
                                                                                                                      -------------
                        End of period* .............................................................                  $ 153,979,960
                                                                                                                      =============
===================================================================================================================================
                        *Undistributed investment income--net ......................................                  $     554,586
                                                                                                                      =============
===================================================================================================================================

+ Commencement of operations
See Notes to Financial Statements.


                                     8 & 9

                             MuniHoldings Insured Fund III, Inc., April 30, 2000

FINANCIAL HIGHLIGHTS

                              The following per share data and ratios have been derived
                              from information provided in the financial statements.               For the Period
                                                                                                  May 28, 1999+ to
                              Increase (Decrease) in Net Asset Value:                              April 30, 2000
==================================================================================================================
Per Share                     Net asset value, beginning of period ..................................   $    15.00
Operating                                                                                               ----------
Performance:                  Investment income--net ................................................         1.12
                              Realized and unrealized loss on investments--net ......................        (2.30)
                                                                                                        ----------
                              Total from investment operations ......................................        (1.18)
                                                                                                        ----------
                              Less dividends to Common Stock shareholders from investment income--net         (.72)
                                                                                                        ----------
                              Capital charge resulting from issuance of Common Stock ................         (.03)
                                                                                                        ----------
                              Effect of Preferred Stock activity:++
                                   Dividends to Preferred Stock shareholders:
                                     Investment income--net .........................................         (.32)
                                   Capital charge resulting from issuance of Preferred Stock ........         (.10)
                                                                                                        ----------
                              Total effect of Preferred Stock activity ..............................         (.42)
                                                                                                        ----------
                              Net asset value, end of period ........................................   $    12.65
                                                                                                        ==========
                              Market price per share, end of period .................................   $    11.50
                                                                                                        ==========

==================================================================================================================
Total Investment              Based on market price per share .......................................       (10.51%)+
Return:**                                                                                               ==========
                              Based on net asset value per share ....................................       (18.64%)+
                                                                                                        ==========
==================================================================================================================
Ratios Based on               Total expenses, net of reimbursement*** ...............................          .67%*
Average Net Assets                                                                                      ==========
Of Common Stock:              Total expenses*** .....................................................         1.37%*
                                                                                                        ==========
                              Total investment income--net*** .......................................         9.18%*
                                                                                                        ==========
                              Amount of dividends to Preferred Stock shareholders ...................         2.60%*
                                                                                                        ==========
                              Investment income--net, to Common Stock shareholders ..................         6.58%*
                                                                                                        ==========
==================================================================================================================
Ratios Based on               Total expenses, net of reimbursement ..................................          .39%*
Total Average                                                                                           ==========
Net Assets:***+++             Total expenses ........................................................          .80%*
                                                                                                        ==========
                              Total investment income--net ..........................................         5.35%*
                                                                                                        ==========
==================================================================================================================
Ratios Based on               Dividends to Preferred Stock shareholders .............................         3.63%*
Average Net Assets                                                                                      ==========
Of Preferred Stock:
====================================================================================================================
Supplemental Data:

                              Net assets, net of Preferred Stock, end of period (in thousands) ......   $   86,130
                                                                                                        ==========
                              Preferred Stock outstanding, end of period (in thousands) .............   $   67,850
                                                                                                        ==========
                              Portfolio turnover ....................................................        94.18%
                                                                                                        ==========
==================================================================================================================
Leverage:                     Asset coverage per $1,000 .............................................   $    2,269
                                                                                                        ==========
==================================================================================================================
Dividends Per                 Investment income--net ................................................   $      792
Share on Preferred                                                                                      ==========
Stock Outstanding:
==================================================================================================================

--------------------------------------------------------------------------------
*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on June 17, 1999.
+++   Includes Common and Preferred Stock average net assets.
++    Aggregate total investment return.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Insured Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Prior to commencement of operations on May 28, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on May 20, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MSR. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at


                                     10 & 11

                             MuniHoldings Insured Fund III, Inc., April 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period May 28, 1999 to April 30, 2000, FAM earned fees of $778,334, of which $549,421 was voluntarily waived. In addition, FAM also reimbursed the Fund $33,102 in additional expenses.

During the period May 28, 1999 to April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $508,875 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period May 28, 1999 to April 30, 2000 were $292,334,078 and $131,117,639, respectively.

Net realized losses for the period May 28, 1999 to April 30, 2000 and net unrealized losses as of April 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                                  Losses              Losses
--------------------------------------------------------------------------------
Long-term investments ..................       $(10,045,292)       $ (5,066,528)
Financial futures contracts ............           (528,733)                 --
                                               ------------        ------------
Total ..................................       $(10,574,025)       $ (5,066,528)
                                               ============        ============
--------------------------------------------------------------------------------

As of April 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $5,066,528, of which $1,073,432 related to appreciated securities and $6,139,960 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $156,212,093.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the period May 28, 1999 to April 30, 2000 increased by 6,800,000 from shares sold.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 2000 was 4.55%.

In connection with the offering of AMPS, the Board of Directors reclassified 2,714 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period May 28, 1999 to April 30, 2000 increased by 2,714 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. During the period May 28, 1999 to April 30, 2000, MLPF&S, an affiliate of FAM, earned $119,116 as commissions.

5. Capital Loss Carryforward:

At April 30, 2000, the Fund had a net capital loss carryforward of approximately $3,736,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On April 12, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings Insured Fund II, Inc. would acquire substantially all of the assets and liabilities of the Fund and MuniHoldings Insured Fund IV, Inc. in exchange for newly issued shares of MuniHoldings Insured Fund II, Inc. These Funds are registered, non-diversified, closed-end management investment companies. All three entities have a similar investment objective and are managed by FAM.

7. Subsequent Event:

On May 5, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068909 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.


                                     12 & 13

                             MuniHoldings Insured Fund III, Inc., April 30, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniHoldings Insured Fund III, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings Insured Fund III, Inc. as of April 30, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period May 28, 1999 (commencement of operations) to April 30, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings Insured Fund III, Inc. as of April 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period May 28, 1999 (commencement of operations) to April 30, 2000 in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 31, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Insured Fund III, Inc. during its taxable year ended April 30, 2000 qualify as tax-exempt interest dividends for Federal income tax.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MSR


                                    14 & 15

MuniHoldings Insured Fund III, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Insured Fund III, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Insured Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #MHINS3--4/00

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